SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 20, 2006
GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)
(847) 747-6800
(Registrant’s Telephone Number, Including Area Code)
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: 2004-1 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.2: 2004-2 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.3: 2005-1 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.4: 2005-2 MONTHLY NOTEHOLDER'S STATEMENT

On July 20, 2006, GE Dealer Floorplan Master Note Trust, CDF Funding, Inc., CDF Financing, L.L.C., and Distribution Financial Services Floorplan Master Trust filed a Form 8-K under Items 8.01 and 9.01 to file monthly reports. Attached to this Form 8-K/A as Exhibits 99.1, 99.2, 99.3 and 99.4 are the revised monthly reports.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit
No.	Document Description
99.1	2004-1 Monthly Noteholder’s Statement

99.2	2004-2 Monthly Noteholder’s Statement

99.3	2005-1 Monthly Noteholder’s Statement

99.4	2005-2 Monthly Noteholder’s Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)
Dated: July 31, 2006	By:	/s/ John E. Peak
		Name:	John E. Peak
		Title:	Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant) By: CDF FUNDING, INC.
Dated: July 31, 2006	By:	/s/ John E. Peak
		Name:	John E. Peak
		Title:	Vice President

CDF FINANCING, L.L.C., (Co-Registrant)
Dated: July 31, 2006	By:	/s/ John E. Peak
		Name:	John E. Peak
		Title:	Manager

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant) By: CDF FINANCING, L.L.C.
Dated: July 31, 2006	By:	/s/ John E. Peak
		Name:	John E. Peak
		Title:	Manager